UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 29, 2019

UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)
15147 N. Scottsdale Road, Suite H300
Scottsdale, Arizona 85254-2494
(Address of principal executive offices, with Zip Code)
(480) 530-3000
(Registrant’s telephone number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
SIGNATURE	2

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 29, 2019, the Board of Directors of Universal Electronics Inc. (“UEI”) appointed Sue Ann R. Hamilton as a director, effective November 1, 2019, to fill a vacancy. Ms. Hamilton will serve for an initial term ending at the Company’s 2020 Annual Meeting of Stockholders.

Ms. Hamilton, 59, serves as a director of GCI Liberty, Inc. since 2018 and served as a director of FTD Companies, Inc. from 2014 until August 2019. As Founder and Principal of the consultancy Hamilton Media LLC, Ms. Hamilton advises and represents major media and technology companies. In this role, she served as Executive Vice President-Distribution and Business Development for AXS TV LLC, a partnership between founder Mark Cuban, AEG, Ryan Seacrest Media, Creative Artists Agency and CBS, and she represents The Mark Cuban Companies/Radical Ventures as board observer for Philo, Inc., a privately held technology company. Prior to launching Hamilton Media, from 2003 until 2007, she served as Executive Vice President-Programming and Senior Vice President-Programming for Charter, the cable and internet service provider. Before her work at Charter, she held numerous management positions at AT&T Broadband LLC. and its predecessor, TCI, dating back to 1993. Prior to her career in technology, media, and telecommunications, she was a partner at Chicago-based law firm Kirkland & Ellis, specializing in complex commercial transactions. She received her J.D. degree from Stanford Law School, where she was Associate Managing Editor of the Stanford Law Review and Editor of the Stanford Journal of International Law. She is a magna cum laude graduate of Carleton College in Northfield, Minnesota.

As a non-management director, Ms. Hamilton will receive compensation in the same manner as UEI’s other non-management directors as previously reported in UEI’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 25, 2019. In addition to this compensation and in accordance with UEI’s long-standing practice of making a stock option grant to new directors, on November 1, 2019, Ms. Hamilton received a stock option grant for 20,000 shares of UEI common stock, the terms (including exercise price) of which are in accordance with UEI’s 2018 Equity and Incentive Compensation Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.

Date: November 4, 2019	By:	/s/ Bryan Hackworth
Bryan Hackworth
Chief Financial Officer (Principal Financial Officer)

2